UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche Select Alternative Allocation Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

13 Investment Portfolio

15 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

25 Notes to Financial Statements

34 Report of Independent Registered Public Accounting Firm

35 Information About Your Fund's Expenses

36 Tax Information

37 Advisory Agreement Board Considerations and Fee Evaluation

42 Board Members and Officers

47 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset classes and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include market neutral, inflation-protection, commodities, real estate, floating-rate loans, infrastructure, emerging markets and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

Deutsche Select Alternative Allocation Fund returned –7.13% during the 12-month period ended August 31, 2015, underperforming the –1.75% return of the blended benchmark. The blended benchmark, which does not include alternative assets, is made up of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

Fund Performance

In managing the fund, we emphasize asset classes that may be underrepresented in investor portfolios that are allocated primarily to traditional investments such as stocks and bonds. While we believe this approach enables the fund to provide investors with a source of longer-term diversification, alternative assets faced meaningful headwinds during the past year. As a result, the majority of asset classes within the alternative universe lagged the traditional 60% stock / 40% bond allocation represented by the fund’s benchmark.

In few places was this trend more evident than in the commodities market. Commodity prices fell sharply during the 12-month period, as represented by the –28.15% return of the Bloomberg Commodity Index, due to the combination of robust supply and slowing end demand. While the fund’s investment in the asset class, Deutsche Enhanced Commodity Strategy Fund, added value through its actively managed approach, it nonetheless closed the period in negative territory. We are maintaining the position, as we believe lower commodity prices have led producers to reduce capacity. This trend should enable supply and demand to come back into balance over time, which would provide support for prices.

Infrastructure stocks lagged the return of the broader global equity markets due to concerns about slowing global growth, expectations that the U.S Federal Reserve Board (the Fed) will raise interest rates and the possibility that falling energy prices will lead to a reduction in certain infrastructure investments. The prospect of higher rates also weighed heavily on the prices of real estate investment trusts (REITs). While REITs haven’t displayed a strong negative correlation with interest rates over time, the uncertainty regarding Fed policy pressured the sector during the past year by fueling concerns about the impact of rate hikes on the commercial real-estate market. These factors weighed on the performance of our positions in Deutsche Global Infrastructure Fund, Deutsche Real Estate Securities Fund and Deutsche Global Real Estate Securities Fund, with the bulk of the underperformance occurring in the second half of the period. We view the market’s intense focus on Fed policy as a short-term phenomenon that may be alleviated once the Fed actually raises rates and the markets can move past the persistent speculation regarding the timing of the first hike. In addition, we believe both infrastructure stocks and REITs can attract longer-term investment demand due to their attractive yields relative to investment-grade bonds. We also believe infrastructure projects are necessary for economic growth and productivity, particularly in less-developed regions.

"The fund remains tilted toward asset classes that we believe can perform well in an environment of slow but steady global growth."

The fund’s positions in bond funds also delivered weak performance during the past year. We have focused on credit-sensitive segments of the bond market — in other words, those most likely to benefit from an environment of gradually improving economic growth and higher interest rates — but these types of investments generally underperformed rate-sensitive securities such as longer-term U.S. Treasuries. In addition, our position in Deutsche Enhanced Emerging Markets Fixed Income Fund lagged sharply as falling commodity prices muddied the credit outlook for many of the world’s developing countries. From a longer-term standpoint, however, we believe the likely upward trend in short-term interest rates should work in favor of rate-sensitive assets such as floating-rate securities (which we own via Deutsche Floating Rate Fund) and convertible bonds (SPDR Barclays Convertible Securities ETF). We also hold a position in inflation-protected securities via Deutsche Global Inflation Fund. While we believe this fund represents an important source of diversification, inflation-protected bonds performed poorly during the past year as slow growth and low headline inflation reduced short-term demand for inflation-sensitive assets.

The fund’s positions in Deutsche Diversified Market Neutral Fund and Deutsche Strategic Equity Long/Short Fund both finished with negative return due to adverse stock selection. While we believe this allocation provides the portfolio with a source of return independent of the broader world financial markets, we gradually reduced the fund’s weighting in market-neutral funds during the past year as we have found better opportunities in other segments of our investment universe.

Outlook and Positioning

We made only modest changes to the portfolio throughout the past 12 months, maintaining our overall positioning and making tactical shifts to the fund’s weightings as market conditions warranted. Generally speaking, the fund remains tilted toward asset classes that we believe can perform well in an environment of slow but steady global growth. We also maintained a pro-inflationary bias in the portfolio. While inflation pressures have been minimal in recent years, the policies of the central banks in both Europe and Japan are designed to foster a more inflationary environment. Since inflation can accelerate quickly once it takes hold, we believe the time to prepare is before rising prices become evident.

We continue to focus on delivering positive absolute returns over the long term. Although alternative assets have faced recent headwinds, it’s important to keep in mind that traditional fixed-income investments may experience increased challenges in the years ahead if the continued healing from the 2008 financial crisis prompts the the Fed to begin raising interest rates. Although we don’t think bond prices will fall significantly, we also see limited upside given the low absolute level of yields. In addition, stock market valuations are not particularly compelling in relation to historical norms. We believe this helps make the case for alternative investments as a way to mitigate potential volatility in traditional asset classes. With this as the backdrop, we believe we can gain an advantage from our ability to leverage numerous sources of potential return across the full spectrum of alternative investments.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

Diversification neither assures a profit nor guarantees against a loss.

The unmanaged Bloomberg Commodity Index (formerly known as Dow Jones UBS Commodity Index) tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Inflation-protected securities are types of fixed-income investments that offer a nominal return plus the inflation rate.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–7.13%	2.62%	4.03%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.47%	1.41%	3.14%
MSCI World Index†	–4.13%	11.07%	7.15%
Barclays U.S. Aggregate Bond Index†	1.56%	2.98%	4.80%
Blended Index†	–1.75%	8.05%	6.72%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–7.90%	1.85%	3.24%
Adjusted for the Maximum Sales Charge (max 1.00% load)	–7.90%	1.85%	3.24%
MSCI World Index†	–4.13%	11.07%	7.15%
Barclays U.S. Aggregate Bond Index†	1.56%	2.98%	4.80%
Blended Index†	–1.75%	8.05%	6.72%
Class R	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–7.41%	2.25%	3.64%
MSCI World Index†	–4.13%	11.07%	7.15%
Barclays U.S. Aggregate Bond Index†	1.56%	2.98%	4.80%
Blended Index†	–1.75%	8.05%	6.72%
Class R6			Life of Class**
Average Annual Total Returns as of 8/31/15
No Sales Charges			–5.41%
MSCI World Index†			–4.01%
Barclays U.S. Aggregate Bond Index†			0.54%
Blended Index†			–2.07%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–6.98%	2.81%	4.23%
MSCI World Index†	–4.13%	11.07%	7.15%
Barclays U.S. Aggregate Bond Index†	1.56%	2.98%	4.80%
Blended Index†	–1.75%	8.05%	6.72%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	–6.92%	2.93%	4.31%
MSCI World Index†	–4.13%	11.07%	7.15%
Barclays U.S. Aggregate Bond Index†	1.56%	2.98%	4.80%
Blended Index†	–1.75%	8.05%	6.72%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 1.74%, 2.50%, 2.15%, 1.38%, 1.58% and 1.45% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche Select Alternative Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Select Alternative Allocation Fund — Class A ■ MSCI World Index† ■ Barclays U.S. Aggregate Bond Index† ■ Blended Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 1, 2008. The performance shown for each index is for the time period of September 30, 2008 through August 31, 2015, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on December 1, 2014. The performance shown for each index is for the time period from November 30, 2014 through August 31, 2015, which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.

The Blended Index consists of 60% in the MSCI World Index and 40% in the Barclays U.S. Aggregate Bond Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
8/31/15	$ 10.67	$ 10.62	$ 10.71	$ 10.67	$ 10.67	$ 10.67
8/31/14	$ 11.84	$ 11.79	$ 11.88	$ —	$ 11.84	$ 11.85
Distribution Information as of 8/31/15
Income Dividends, Twelve Months	$ .34	$ .25	$ .31	$ .39***	$ .36	$ .38

*** For the period from December 1, 2014 (commencement of operations) through August 31, 2015.

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Mutual Funds 89.2%
Deutsche Diversified Market Neutral Fund "Institutional"* (a)	5,029,832	43,306,855
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	3,879,488	48,493,604
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	6,586,257	60,330,113
Deutsche Floating Rate Fund "Institutional" (a)	5,449,916	48,885,750
Deutsche Global Inflation Fund "Institutional" (a)	3,559,994	35,065,945
Deutsche Global Infrastructure Fund "Institutional" (a)	4,959,963	65,917,903
Deutsche Global Real Estate Securities Fund "Institutional" (a)	2,312,590	19,425,752
Deutsche Real Estate Securities Fund "Institutional" (a)	1,173,256	24,497,577
Deutsche Real Estate Securities Income Fund "Institutional" (a)	204,915	1,877,018
Deutsche Strategic Equity Long/Short Fund "Institutional" (a)	526,220	4,946,465
Total Mutual Funds (Cost $349,591,298)		352,746,982

Exchange-Traded Fund 9.9%
SPDR Barclays Convertible Securities Fund (Cost $35,038,075)	849,469	39,041,595

Cash Equivalents 1.0%
Central Cash Management Fund, 0.11% (b) (Cost $3,855,748)	3,855,748	3,855,748
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $388,485,121)†	100.1	395,644,325
Other Assets and Liabilities, Net	(0.1)	(478,207)
Net Assets	100.0	395,166,118

* Non-income producing security.

† The cost for federal income tax purposes was $394,580,892. At August 31, 2015, net unrealized appreciation for all securities based on tax cost was $1,063,433. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,572,584 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,509,151.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$ 352,746,982	$ —	$ —	$ 352,746,982
Exchange-Traded Fund	39,041,595	—	—	39,041,595
Short-Term Investments	3,855,748	—	—	3,855,748
Total	$ 395,644,325	$ —	$ —	$ 395,644,325

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $353,447,046)	$ 356,602,730
Investments in non-affiliated Underlying Funds, at value (cost $35,038,075)	39,041,595
Total investments, at value (cost $388,485,121)	395,644,325
Receivable for investments sold	700,906
Receivable for Fund shares sold	174,201
Interest receivable	184
Other assets	35,977
Total assets	396,555,593
Liabilities
Payable for Fund shares redeemed	809,196
Accrued Trustees' fees	7,450
Other accrued expenses and payables	572,829
Total liabilities	1,389,475
Net assets, at value	$ 395,166,118
Net Assets Consist of
Undistributed net investment income	4,960,016
Net unrealized appreciation (depreciation) on investments	7,159,204
Accumulated net realized gain (loss)	(6,206,319)
Paid-in capital	389,253,217
Net assets, at value	$ 395,166,118

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($286,335,978 ÷ 26,845,002 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.67
Maximum offering price per share (100 ÷ 94.25 of $10.67)	$ 11.32

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,327,936 ÷ 3,043,095 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.62

Class R

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,801,601 ÷ 168,249 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.71

Class R6

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,456 ÷ 886.5 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 10.67
Class S Net Asset Value, offering and redemption price per share ($58,854,870 ÷ 5,515,783 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.67
Institutional Class Net Asset Value, offering and redemption price per share ($15,836,277 ÷ 1,483,685 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Dividends	$ 3,409,966
Income distributions from affiliated Underlying Funds	11,186,978
Other income	1,677
Total income	14,598,621
Expenses: Administration fee	505,976
Services to shareholders	709,305
Distribution and service fees	1,318,740
Custodian fee	8,860
Professional fees	86,193
Reports to shareholders	63,031
Registration fees	95,236
Trustees' fees and expenses	23,515
Other	17,145
Total expenses before expense reductions	2,828,001
Expense reductions	(933)
Total expenses after expense reductions	2,827,068
Net investment income	11,771,553
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(2,921,156)
Sale of non-affiliated Underlying Funds	660,330
Capital gain distributions from affiliated Underlying Funds	6,961,007
Capital gain distributions from non-affiliated Underlying Funds	1,895,497
6,595,678
Change in net unrealized appreciation (depreciation) on investments	(53,264,265)
Net gain (loss)	(46,668,587)
Net increase (decrease) in net assets resulting from operations	$ (34,897,034)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2015	2014
Operations: Net investment income	$ 11,771,553	$ 9,723,182
Net realized gain (loss)	6,595,678	(3,897,950)
Change in net unrealized appreciation (depreciation)	(53,264,265)	50,402,453
Net increase (decrease) in net assets resulting from operations	(34,897,034)	56,227,685
Distributions to shareholders from: Net investment income: Class A	(11,662,955)	(8,485,384)
Class C	(930,998)	(539,055)
Class R	(35,817)	(9,088)
Class R6*	(332)	—
Class S	(2,858,616)	(1,898,827)
Institutional Class	(503,696)	(221,428)
Net realized gains: Class A	—	(742,834)
Class C	—	(79,545)
Class R	—	(921)
Class S	—	(154,021)
Institutional Class	—	(16,126)
Total distributions	(15,992,414)	(12,147,229)
Fund share transactions: Proceeds from shares sold	81,298,027	119,744,425
Reinvestment of distributions	15,979,896	11,986,624
Payments for shares redeemed	(224,322,636)	(256,481,657)
Net increase (decrease) in net assets from Fund share transactions	(127,044,713)	(124,750,608)
Increase (decrease) in net assets	(177,934,161)	(80,670,152)
Net assets at beginning of period	573,100,279	653,770,431
Net assets at end of period (including undistributed net investment income of $4,960,016 and $5,387,639, respectively)	$ 395,166,118	$ 573,100,279

* For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended August 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.00	$ 11.30	$ 11.35	$ 10.72
Income (loss) from investment operations: Net investment income[a]	.27	.19	.22	.35	.35
Net realized and unrealized gain (loss)	(1.10)	.88	(.22)	.03	.48
Total from investment operations	(.83)	1.07	(.00)*	.38	.83
Less distributions from: Net investment income	(.34)	(.21)	(.28)	(.36)	(.20)
Net realized gains	—	(.02)	(.02)	(.07)	—
Total distributions	(.34)	(.23)	(.30)	(.43)	(.20)
Net asset value, end of period	$ 10.67	$ 11.84	$ 11.00	$ 11.30	$ 11.35
Total Return (%)[b,d]	(7.13)	9.86	(.04)[c]	3.54[c]	7.80[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	286	424	491	438	320
Ratio of expenses before expense reductions (%)[e]	.53	.52	.53	.54	.54
Ratio of expenses after expense reductions (%)[e]	.53	.52	.53	.50	.36
Ratio of net investment income (%)	2.35	1.65	1.97	3.19	3.05
Portfolio turnover rate (%)	25	29	32	17	15

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Amount is less than $(.005).

	Years Ended August 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.79	$ 10.95	$ 11.25	$ 11.30	$ 10.66
Income (loss) from investment operations: Net investment income[a]	.18	.10	.13	.26	.26
Net realized and unrealized gain (loss)	(1.10)	.89	(.22)	.03	.50
Total from investment operations	(.92)	.99	(.09)	.29	.76
Less distributions from: Net investment income	(.25)	(.13)	(.19)	(.27)	(.12)
Net realized gains	—	(.02)	(.02)	(.07)	—
Total distributions	(.25)	(.15)	(.21)	(.34)	(.12)
Net asset value, end of period	$ 10.62	$ 11.79	$ 10.95	$ 11.25	$ 11.30
Total Return (%)[b,d]	(7.90)	9.06	(.84)[c]	2.74[c]	7.11[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	46	48	35	23
Ratio of expenses before expense reductions (%)[e]	1.29	1.28	1.29	1.30	1.30
Ratio of expenses after expense reductions (%)[e]	1.29	1.28	1.28	1.27	1.11
Ratio of net investment income (%)	1.58	.90	1.19	2.34	2.30
Portfolio turnover rate (%)	25	29	32	17	15

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended August 31,
Class R	2015	2014	2013	Period Ended 8/31/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.88	$ 11.04	$ 11.26	$ 11.12
Income (loss) from investment operations: Net investment income[b]	.20	.15	.13	.02
Net realized and unrealized gain (loss)	(1.06)	.89	(.17)	.12
Total from investment operations	(.86)	1.04	(.04)	.14
Less distributions from: Net investment income	(.31)	(.18)	(.16)	—
Net realized gains	—	(.02)	(.02)	—
Total distributions	(.31)	(.20)	(.18)	—
Net asset value, end of period	$ 10.71	$ 11.88	$ 11.04	$ 11.26
Total Return (%)[c,d]	(7.41)	9.54	(.36)	1.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,802	1,126	445	1
Ratio of expenses before expense reductions (%)[e]	.89	.93	.98	2.62*
Ratio of expenses after expense reductions (%)[e]	.83	.84	.79	1.51*
Ratio of net investment income (%)	1.80	1.28	1.19	.43*
Portfolio turnover rate (%)	25	29	32	17**

[a] For the period from May 1, 2012 (commencement of operations) to August 31, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Class R6	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.67
Income (loss) from investment operations: Net investment income[b]	.22
Net realized and unrealized gain (loss)	(.83)
Total from investment operations	(.61)
Less distributions from: Net investment income	(.39)
Net realized gains	—
Total distributions	(.39)
Net asset value, end of period	$ 10.67
Total Return (%)[c,d]	(5.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9
Ratio of expenses before expense reductions (%)[e]	.37*
Ratio of expenses after expense reductions (%)[e]	.33*
Ratio of net investment income (%)	2.57*
Portfolio turnover rate (%)	25[f]

[a] For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover for the year ended August 31, 2015.

* Annualized

** Not annualized

	Years Ended August 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.00	$ 11.31	$ 11.36	$ 10.73
Income (loss) from investment operations: Net investment income[a]	.29	.21	.23	.36	.37
Net realized and unrealized gain (loss)	(1.10)	.88	(.22)	.04	.49
Total from investment operations	(.81)	1.09	.01	.40	.86
Less distributions from: Net investment income	(.36)	(.23)	(.30)	(.38)	(.23)
Net realized gains	—	(.02)	(.02)	(.07)	—
Total distributions	(.36)	(.25)	(.32)	(.45)	(.23)
Net asset value, end of period	$ 10.67	$ 11.84	$ 11.00	$ 11.31	$ 11.36
Total Return (%)[c]	(6.98)	10.02	.05[b]	3.81[b]	8.07[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	87	102	59	22
Ratio of expenses before expense reductions (%)[d]	.36	.36	.40	.36	.37
Ratio of expenses after expense reductions (%)[d]	.36	.36	.38	.33	.11
Ratio of net investment income (%)	2.54	1.83	2.02	3.30	3.30
Portfolio turnover rate (%)	25	29	32	17	15

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended August 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.85	$ 11.02	$ 11.32	$ 11.36	$ 10.72
Income (loss) from investment operations: Net investment income[a]	.28	.22	.25	.32	.37
Net realized and unrealized gain (loss)	(1.08)	.88	(.21)	.09	.50
Total from investment operations	(.80)	1.10	.04	.41	.87
Less distributions from: Net investment income	(.38)	(.25)	(.32)	(.38)	(.23)
Net realized gains	—	(.02)	(.02)	(.07)	—
Total distributions	(.38)	(.27)	(.34)	(.45)	(.23)
Net asset value, end of period	$ 10.67	$ 11.85	$ 11.02	$ 11.32	$ 11.36
Total Return (%)[c]	(6.92)	10.16[b]	.28[b]	3.90[b]	8.17[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	15	11	4	1
Ratio of expenses before expense reductions (%)[d]	.27	.23	.24	.21	.22
Ratio of expenses after expense reductions (%)[d]	.27	.22	.16	.19	.11
Ratio of net investment income (%)	2.50	1.89	2.19	2.91	3.30
Portfolio turnover rate (%)	25	29	32	17	15

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Select Alternative Allocation Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class R6 shares commenced operations on December 1, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in Mutual Funds are valued at the net asset value per share of each class of the Mutual Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade, and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2015, the Fund had approximately $111,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 5,021,655
Capital loss carryforwards	$ (111,000)
Net unrealized appreciation (depreciation) on investments	$ 1,063,433

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from ordinary income*	$ 15,992,414	$ 11,161,229
Distributions from long-term capital gains	$ —	$ 986,000

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended August 31, 2015, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $100,308,335 and $185,620,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $23,973,735 and $65,743,968, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor has agreed not to be paid a management fee directly from the Fund for performing its services under the Investment Management Agreement. However, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

The Fund does not invest in Underlying Deutsche Funds for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying Deutsche Funds' outstanding shares. At August 31, 2015, the Fund held greater than 5% of the following Underlying Deutsche Funds' outstanding shares: approximately 38% of Deutsche Diversified Market Neutral Fund, 37% of Deutsche Enhanced Emerging Markets Fixed Income Fund, 18% of Deutsche Global Inflation Fund, 9% of Deutsche Real Estate Securities Income Fund and 7% of Deutsche Enhanced Commodity Strategy Fund.

For the period from September 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.60%
Class C	1.35%
Class R	.85%
Class S	.45%
Institutional Class	.35%

Effective October 1, 2014 through September 30, 2015 and for the period from December 1, 2014 (commencement of operations) through September 30, 2015 for Class R6 shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.58%
Class C	1.33%
Class R	.83%
Class R6	.33%
Class S	.43%
Institutional Class	.33%

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Deutsche Funds and Non-affiliated ETFs in which it is invested.

For the year ended August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class R	$ 930
Class R6	3
$ 933

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $505,976, of which $35,034 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 5,158	$ 891
Class C	1,512	263
Class R	334	54
Class R6	16	3
Class S	3,553	594
Institutional Class	236	36
	$ 10,809	$ 1,841

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class C	$ 300,080	$ 21,393
Class R	3,865	384
	$ 303,945	$ 21,777

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 910,967	$ 197,976.25%
Class C	100,026	22,087.25%
Class R	3,802	1,151.25%
	$ 1,014,795	$ 221,214

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015 aggregated $4,347.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2015, the CDSC for the Fund's Class C shares aggregated $5,886. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2015, DDI received $1,788 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,576, of which $6,752 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,129,059	$ 35,651,358	5,723,110	$ 65,371,995
Class C	356,941	4,055,065	638,411	7,247,552
Class R	118,285	1,344,945	67,931	786,719
Class R6*	857	10,000	—	—
Class S	2,699,219	30,826,535	3,155,072	36,187,558
Institutional Class	835,560	9,410,124	870,110	10,150,601
		$ 81,298,027		$ 119,744,425
Shares issued to shareholders in reinvestment of distributions
Class A	1,037,670	$ 11,653,039	826,562	$ 9,215,517
Class C	82,744	930,870	55,013	613,875
Class R	3,170	35,817	893	10,010
Class R6*	29.5	332	—	—
Class S	254,558	2,856,142	177,578	1,978,086
Institutional Class	44,893	503,696	15,184	169,136
		$ 15,979,896		$ 11,986,624
Shares redeemed
Class A	(13,149,317)	$ (147,934,295)	(15,401,680)	$ (175,002,134)
Class C	(1,268,754)	(14,270,576)	(1,230,528)	(13,978,723)
Class R	(48,036)	(543,079)	(14,332)	(164,285)
Class S	(4,808,679)	(54,124,194)	(5,276,313)	(59,987,040)
Institutional Class	(661,160)	(7,450,492)	(634,706)	(7,349,475)
		$ (224,322,636)		$ (256,481,657)
Net increase (decrease)
Class A	(8,982,588)	$ (100,629,898)	(8,852,008)	$ (100,414,622)
Class C	(829,069)	(9,284,641)	(537,104)	(6,117,296)
Class R	73,419	837,683	54,492	632,444
Class R6*	886.5	10,332	—	—
Class S	(1,854,902)	(20,441,517)	(1,943,663)	(21,821,396)
Institutional Class	219,293	2,463,328	250,588	2,970,262
		$ (127,044,713)		$ (124,750,608)

* For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2015 is as follows:

Affiliate	Value ($) at 8/31/2014	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2015
Deutsche Diversified Market Neutral Fund	70,029,177	521,000	27,200,000	(2,774,883)	—	—	43,306,855
Deutsche Enhanced Commodity Strategy Fund	64,075,196	17,592,721	21,413,000	(5,439,341)	1,959,721	—	48,493,604
Deutsche Enhanced Emerging Markets Fixed Income Fund	78,424,418	16,035,408	21,658,000	(1,825,778)	3,429,408	—	60,330,113
Deutsche Floating Rate Fund	83,350,059	2,785,771	34,274,000	(517,669)	2,785,771	—	48,885,750
Deutsche Global Inflation Fund	40,067,868	9,374,003	12,912,000	(244,244)	408,003	—	35,065,945
Deutsche Global Infrastructure Fund	113,237,751	6,364,520	39,904,000	6,340,816	1,246,950	4,436,570	65,917,903
Deutsche Global Real Estate Securities Fund	17,552,252	15,338,077	11,298,000	1,484,903	759,077	—	19,425,752
Deutsche Real Estate Securities Fund	19,333,996	22,923,403	14,993,000	109,191	472,988	2,341,415	24,497,577
Deutsche Real Estate Securities Income Fund	—	2,775,307	543,000	(47,370)	104,487	172,820	1,877,018
Deutsche Strategic Equity Long/Short Fund	—	6,598,125	1,425,000	(6,781)	15,923	10,202	4,946,465
Central Cash Management Fund	851,939	168,851,508	165,847,699	—	4,650	—	3,855,748
Total	486,922,656	269,159,843	351,467,699	(2,921,156)	11,186,978	6,961,007	356,602,730

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Select Alternative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Select Alternative Allocation Fund (one of the funds constituting the Deutsche Market Trust (the Fund)) as of August 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Select Alternative Allocation Fund (one of the funds constituting the Deutsche Market Trust) at August 31, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R and R6 shares limited these expenses; had it not done so, expenses would have been higher. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The table illustrates your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 945.10	$ 941.50	$ 943.60	$ 945.90	$ 945.90	$ 945.90
Expenses Paid per $1,000*	$ 2.60	$ 6.36	$ 4.07	$ 2.01	$ 1.91	$ 1.42
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,022.53	$ 1,018.65	$ 1021.02	$ 1,023.14	$ 1,023.24	$ 1,023.74
Expenses Paid per $1,000*	$ 2.70	$ 6.61	$ 4.23	$ 2.09	$ 1.99	$ 1.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Select Alternative Allocation Fund	.53%	1.30%	.83%	.41%	.39%	.29%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $16,058,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Select Alternative Allocation Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Fund does not pay any Fund-level investment advisory fees, but does bear an administrative fee. As a result of the administrative fee, the total management fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds") along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund (which, as noted above, does not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SELAX	SELEX	SELSX	SELIX
CUSIP Number	25159K 606	25159K 507	25159K 408	25159K 309
Fund Number	488	788	2088	1488
For shareholders of Class R and R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	SELRX	SELUX
CUSIP Number	25159K 101	25159K 697
Fund Number	1588	1688

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSAAF-2
(R-023094-5 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Select Alternative Allocation fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$61,578	$0	$5,662	$0
2014	$60,842	$0	$4,440	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$5,662	$4,140,591	$880,336	$5,026,589
2014	$4,440	$6,356,121	$411,123	$6,771,684

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Select Alternative Allocation Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015